CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320
Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

ITEM 1.	REPORTS TO SHAREHOLDERS.

Kavilco Incorporated (letterhead)

1000 Second Avenue, Suite 3320

Seattle, WA 98104

(206) 624-6166 or

1-800-786-9574

Fax (206) 624-8953

February 28, 2023

Dear Shareholder,

The following discussion relates to 2022 and is required under Rule 8b-16 of the Investment Company Act of 1940 on an annual basis concurrent with the audited financial statements. Kavilco’s primary source of income is derived from dividend and interest income.

The board of directors of Kavilco Incorporated (the company) have not amended their Bylaws of the company. The board is primarily responsible for the management and oversight of the portfolio and only the Chief Financial Officer (CFO) can institute security trades. This internal control feature has been in place since 1987. The board develops and approves the portfolio strategy. Any deviation from the approved strategy is brought to light by the CFO with an explanation why the action was taken. The board does make equity recommendations for purchase and sales and the CFO acts on those recommendations.

At board meetings, there is a review of all portfolio transactions that have occurred since the last meeting along with an in-depth review of the portfolio. All transactions and adjusting entries are made by an independent accountant. The CFO does not have direct access to the books and records of the company.

When the shareholders opted to operate as a Registered Investment Company the board adopted an investment policy that was required in the application process. The policy can only be changed through a vote by the shareholders. The following is the investment policy: short-term money market funds; commercial paper with a Standard & Poor’s rating of no less than A-2+; U.S. treasury obligations; securities of federal government agencies and sponsored corporations; and investment grade corporate, municipal, sovereign, and international bonds as defined by Standard & Poor’s, or its equivalent as defined by other recognized rating agencies. Kavilco will not automatically liquidate bonds or commercial paper if the bonds or paper is downgraded below investment grade or A-2+ respectively. Kavilco will also invest in common and preferred stock that trades on domestic and international stock exchanges.

The independent accountant reviews security purchases monthly and any deviation from the investment policy will be reported to the President and Vice President of Kavilco. In 2021, there were no violations of the company’s investment policy.

The for the first ten months of 2022 the Company had the following strategy:

Stock Market Strategy COVID-19 virus has had a disastrous impact on Kavilco’s portfolio's value and dividend income. This is the downside of having an income-oriented portfolio that is dependent on dividend income. This is especially the case with utilities, Real Estate Investment Trust, and financial sectors. Also, there are stocks that have lost value due to mergers, accusations, and spinoffs. However, a number of these companies now have strong fundamentals and would warrant additional investments. The primary purpose of this strategy is to capture yields not chase the losses.

Dividend Income Strategy: The primary focus will be on dividend yielding stocks, not capital gain/loss. Stocks that have a good record of dividend growth with dividends that is likely to increase at above average and that have better than average prospects for relative price performance over the next three to five years. This combination should result in a group of stocks with worthwhile total return potential. Generally, stocks under consideration for investment have yields in the 3% plus range. Capital Gains Strategy This is primarily a momentum-based strategy. Source of investments will be Lawry's Market Trend Analysis and Exchange Traded Funds. Technical analysis will determine purchase/sales. Dogs of the Dow Due to limited capital, the Investment strategy in 2021 will be investing $50,000 per company in the 10 highest yielding Dow Jones Industrial stocks. Stock selection will be based on December 31, 2021, Dow Jones stocks. Purchases, including increasing the $50,000 2021 purchases, will be dependent on oversold conditions and relative strength indicators. However, to avoid the major buildup of a security position, due to reinvestment in a losing position (i.e., IBM) stocks with unrealized losses will be rolled forward. When a stock has an unrealized gain and drops 10% on a 20-day moving average, then the security will be sold. This exit strategy will not apply if the sale results in a loss.

Corporate Bond Market Strategy: The primary focus on our bond market strategy will be laddering up to 8- year maturities. Because of quality spreads, lack of inventory, and historically low interest rates, the bond market strategy is held in abeyance.

On November 11, 2022, the board of directors’ meeting revised the strategy. The following is the current portfolio strategy:

Overview

Based on the November Bank Credit Analysis, the board adopted the following portfolio strategy: “Conservative investors who are more concerned about a 12–18-month time horizon and who are relatively more focused on capital preservation should now begin to reduce their equity exposure to underweight.”

The equity portfolio will gradually be sold off. Gains will be matched against losses. The criteria for equity transactions will be based on technical analysis and ex-dividend dates and general market conditions.

Treasury Bond Market Strategy

Proceeds from the equity sales will be invested in short-term Treasury bills and bonds.  As the bonds mature the proceeds will be rolled over in short-term Treasuries.

Dogs of the Dow

The Investment strategy in 2022 will be investing $200,000 per company in the 10 highest yielding Dow Jones Industrial stocks.  Stock selection will be based on December 31, 2019, Dow Jones stocks.  Purchases will be dependent on oversold conditions and relative strength indicators. However, to avoid the major buildup of a security position, due to reinvestment in a losing position (i.e., GE) stocks with unrealized losses will be rolled forward (Verizon).

When a stock has an unrealized gain and drops 10% on a 20-day moving average, then the security will be sold. This exit strategy will not apply if the sale results in a loss.

Sincerely,

KAVILCO INCORPORATED

Louis L. Jones, Sr., President

LLJ:CMD Encl.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and the Board of Directors

Kavilco Incorporated

Kasaan, Alaska

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kavilco Incorporated (the Fund), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the related notes (collectively referred to as the financial statements) and the financial highlights for the year ended December 31, 2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets, and the financial highlights for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Other Matters

The financial highlights for the years ended December 31, 2021, were audited by other auditors whose report dated February 25, 2022, expressed an unmodified opinion on those statements.

/s/ Fortune CPA, Inc

We have served as the Company’s auditor since 2022

February 28, 2023

KAVILCO INCORPORATED
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022
ASSETS
Investments in securities, at fair value (cost $33,631,893)	$ 35,967,176
Real estate, at fair value (cost $1,054,089)	6,690,000
Cash and cash equivalents	102,577
Dividend receivable	48,013
Prepaid expenses and other assets	270,572
Total assets	$ 43,078,338
LIABILITIES
Accounts payable and accrued expenses	$ 104,843
Dividends payable	119,264
Lease liability	244,547
Total liabilities	468,654
NET ASSETS	$ 42,609,684
Net assets consist of:
Distributable earnings	$ 8,068,848
Net contributed capital	34,540,836
Total net assets	$ 42,609,684
Net asset value per share of Class A and Class B common
stock ($42,609,684 divided by 12,000 shares outstanding)	$ 3,551

KAVILCO INCORPROATED
SCHEDULE OF INVESTMENTS
December 31, 2022
	Principal Amount or Shares		Fair Value

U.S. Common Stock 79.5%
American Depository Receipts - 2.8%
Eaton Corp, PLC	1,400		$ 219,730
Enbridge Inc.	11,193		437,646
Invesco Limited	6,300		113,337
Obsidian Energy, Ltd.	485		3,220
Royal Carribean Cruise	290		14,335
Royal Dutch Shell, PLC	4,300		244,885
Schlumberger, Ltd.	1,200		64,152
TC Energy Corp.	1,610		64,175
Wheaton Precious Metals Corp.	1,280		50,022
Total American Depository Receipts			1,211,502

Consumer Discretionary - 1.7%
Genuine Parts Co.	3,700		641,987
Hanesbrands, Inc.	4,500		28,620
Ryman Hospitality Properties, Inc.	600		49,068
Total Consumer Discretionary			719,675

Consumer Staples - 0.9%
The Kraft Heinz Company	6,150		250,367
Walgreens Boots Alliance, Inc.	3,850		143,836
Total Consumer Staples			394,203

Energy - 2.1%
Kinder Morgan, Inc.	19,919		360,135
Phillips 66	500		52,040
Plains GP Holdings LP	1,400		17,416
Valero Energy Corp.	1,170		148,426
Williams Companies, Inc.	10,164		334,396
Total Energy			912,413

Financials - 24.2%
AvalonBay Communities, Inc.	2,350		379,572
Blackstone Group, Inc.	10,800		801,252
Citigroup, Inc.	2,040		92,269
Digital Realty Trust Inc.	330		33,089
Diversified Healthcare Trust	10,400		6,727
ELME REIT	9,450		168,210
EPR Properties	2,575		97,129
Equity Residential Properties Trust	3,000		177,000
Franklin Resources, Inc.	4,300		113,434
Healthcare Realty Trust, Inc.	5,425		104,540
HCP, Inc.	7,700		193,039
Highwoods Properties, Inc.	2,300		64,354
Hospitality Properties Trust	13,400		97,686
Iron Mountain, Inc.	9,600	#	478,560
Kimco Realty Corp.	10,600		224,508
Lamar Advertising Company	6,400		604,160
LTC Properties, Inc.	10,910		387,632
Macerich Company	1,577		17,757
Omega Healthcare Investors, Inc.	6,481		181,144
Orion Office REIT, Inc.	1,305		11,145
Prologis, Inc.	8,577		966,885
Prudential Financial, Inc.	2,260		224,780
Public Storage, Inc.	1,000		280,190
Realty Income Corp.	13,055		828,079
Redwood Trust, Inc.	2,600		17,576
RMR Group, Inc.	274		7,740
Sabra Health Care REIT, Inc.	2,970		36,917
Simon Property Group, Inc.	1,240		145,675
Spirit Realty Capital, Inc.	3,720		148,540
Stag Industrial Inc.	15,410		497,897
Store Capital Corporation	2,000		64,120
T Rowe Price Group, Inc.	5,300		578,018
Tanger Factory Outlet Center	10,800		193,752
Truist Financial Corp.	7,480		321,864
Ventas, Inc.	13,200		594,660
Veris Residential, Inc. REIT	5,600		89,208
Vornado Realty Trust	3,290		68,465
Wells Fargo & Co.	9,540		393,907
Welltower, Inc.	8,810		577,496
Weyerhaeuser Co.	1,900		58,900
Total Financials			10,327,876

Health Care - 1.5%
Abbvie, Inc.	2,220		358,774
Alerislife, Inc.	704		387
Pfizer, Inc.	5,000		256,200
Viatris, Inc.	620		6,901
Total Health Care			622,262

Industrials - 1.3%
Alaska Air Group Inc.	360		15,458
Delta Air Lines Inc.	520		17,087
Pitney Bowes, Inc.	3,000		11,400
United Parcel Service	2,170		377,233
Wabtec Corp.	131		13,075
3M Company	1,040		124,717
Total Industrials			558,970

Information Technology - 3.6%
Block, Inc.	220		13,825
Constellation Energy Corp.	2,166		186,731
Intel Corp.	1,040		27,487
International Business Machines (IBM) Corp.	870		122,574
Kyndryl Holdings, Inc.	474		5,271
Paychex, Inc.	9,925		1,146,933
Paypal Holdings, Inc.	200		14,244
Total Information Technology			1,517,065

Master Limited Partnerships - 3.5%
Alliance Bernstein Holdings LP	1,700		58,429
CVR Partners LP	476		47,876
Energy Transfer Partners LP	15,960		189,445
Enterprise Products Partners LP	20,400		492,048
Magellan Midstream Partners LP	7,600		381,596
MPLX LP	2,180		71,591
Nustar Energy LP	4,100		65,600
Plains All American Pipeline LP	3,914		46,029
Suburban Propane Partners LP	3,200		48,576
Targa Resources Corp.	1,160		85,260
Total Master Limited Partnerships			1,486,450

Materials - 0.5%
Dow Inc.	3,125		157,469
International Paper Co	1,900		65,797
Sylvamo Corp.	172		8,357
Total Materials			231,623

Mutual Funds - 2.3%
Blackrock Global Floating Rate Income Fund	3,179		34,778
John Hancock Preferred Income Fund	3,284		52,708
iShares Investment Grade Corp. Bonds	640		67,475
iShares US Preferred ETF	2,516		76,814
iShares 1-3 Year Treasury Bond	7,200		584,424
iShares Gold Trust	1,485		51,366
iShares Silver Trust	1,540		33,911
SPDR Barclays High Yield Bond ETF	866		77,940
Total Mutual Funds			979,416

Telecommunication Services - 3.9%
AT & T, Inc.	29,570		544,384
Consolidated Communications	9,600		34,368
Lumen Technologies, Inc.	6,900		36,018
Verizon Communications	24,540		966,876
Warner Brothers Discovery, Inc.	7,153		67,810
Total Telecommunication Services			1,649,456

Utilities - 31.2%
Alliant Energy Corp.	14,900		822,629
American Electric Power, Inc.	8,240		782,388
Centerpoint Energy, Inc.	19,800		593,802
Consolidated Edison, Inc.	8,100		772,011
Dominion Energy, Inc.	11,500		705,180
Duke Energy Corp.	9,695		998,488
Entergy Corp.	4,170		469,125
Evergy, Inc.	820		51,603
Eversource Energy	10,481		878,727
Exelon Corp.	6,500		280,995
Firstenergy Corp.	9,075		380,605
General Electric Co.	3,068		257,068
NextEra Energy, Inc.	12,680		1,060,048
OGE Energy Corp.	11,900		470,645
Oneok, Inc.	1,600		105,120
PPL Corporation	15,545		454,225
Public Service Enterprise Group, Inc.	12,000		735,240
Sempra Energy Corp.	2,115		326,852
Southern Company	14,730		1,051,869
UGI Corp.	4,611		170,930
WEC Energy Group, Inc.	10,840		1,016,358
Xcel Energy, Inc.	12,770		895,305
Total Utilities			13,279,213
Total U.S. Common Stock (Cost $31,554,841)			33,890,124

Government Debt Securities- 0.6%
U.S. Treasury Bills, 4.1%, due 2/14/2023	250,000		248,779
Total Government Debt Securities (Cost $248,779)			248,779

Money Market Fund - 4.3%
WFB Institutional Bank Deposit Account .01% yield			1,828,273
Total Money Market Fund (Cost $1,828,273)			1,828,273

Other Net Assets - 15.6%
Total Other Net Assets (Cost $585,438)			6,642,508
TOTAL NET ASSETS (Cost $34,217,328)			$ 42,609,684

KAVILCO INCORPORATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2022
Investment Income
Dividends	$ 1,439,188
Total investment income	1,439,188
Expenses
Salaries and benefits	399,700
Directors' compensation and expenses	273,941
Insurance	105,879
Office and equipment leases	74,130
General and administrative	62,596
Professional fees	58,641
Custodian	14,280
Total expenses	989,167
Net investment income	450,021
Realized Gain and Unrealized Loss on Investments
Net realized gain on investments	332,059
Net change in unrealized depreciation on investments	(4,426,344)
Total realized gain and unrealized loss on investments	(4,094,285)
Net operating loss	(3,644,264)
Other Income and Expense, net	148,318
Net decrease in net assets resulting from operations	$ (3,495,946)

KAVILCO INCORPORATED

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2022 and 2021

	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$ 450,021	$ 419,449
Net realized gain on investments	332,059	446,959
Net change in unrealized appreciation (depreciation) on investments	(4,426,344)	6,516,162
Net change in unrealized appreciation on real estate	-	398,000
Other income and expense, net	148,318	153,502

Net increase (decrease) in net assets resulting from operations	(3,495,946)	7,934,072
Dividends and Distributions to Shareholders	(984,000)	(1,104,001)
Total increase (decrease) in net assets	(4,479,946)	6,830,071
Net Assets
Beginning of year	47,089,630	40,259,559
End of year (includes undistributed ordinary income
of $97,654 and $151,256, respectively)	$ 42,609,684	$ 47,089,630

KAVILCO INCORPROATED
FINANCIAL HIGHLIGHTS
For the Years Ended December 31,2022 to 2018

Per share operating performance (for a share of Class A and Class B capital stock outstanding):
	Years Ended
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$ 3,924	$ 3,355	$ 3,676	$ 3,230	$ 3,406
Income from investment and real estate
Net investment income	38	35	42	48	53
Net realized and unrealized appreciation (depreciation)
on investments and real estate	(341)	613	(294)	484	(165)
Net other income	12	13	19	27	17
Net increase (decrease) in net assets resulting from operations	(291)	661	(233)	559	(95)
Less dividends and distributions	(82)	(92)	(88)	(113)	(81)
Net asset value, end of year	$ 3,551	$ 3,924	$ 3,355	$ 3,676	$ 3,230
Total return	(8.19)%	16.85%	(6.94)%	15.21%	(2.94)%
Supplemental Data:
Net assets, end of period (in thousands)	$42,610	$47,090	$40,260	$44,116	$38,763
Ratio to average net assets
Expenses	2.21%	2.18%	2.02%	2.22%	2.22%
Net investment income	1.00%	0.96%	1.20%	1.38%	1.59%
Portfolio turnover rate	2.66%	3.28%	4.08%	10.50%	11.81%

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Kavilco Incorporated ("the Fund") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. The Fund was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Fund began to operate as a self-managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Fund is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, distribution policies, operations, and reporting requirements. The Fund's investment decisions focus primarily on large-cap dividend equity investments and fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect certain reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

New Accounting Pronouncement

There were no new pronouncements.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Fund considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Fund has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (“LIFO”) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Fund files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Fund.

The Fund records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions or related interest or penalties as of December 31, 2022.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year, in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to Board meetings. In addition to meeting related expenses, the Fund pays for the medical insurance and out of pocket expenses of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels that prioritize the inputs used in measuring fair value as follows:

•	Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
•	Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
•	Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Money Market Funds

Fair value of money market funds is determined using quoted market prices and are categorized in Level 1 of the fair value hierarchy.

U.S Treasury Bills

Investments in U.S. Treasury bills are reported at cost, net of unamortized premiums or discounts. Premiums or discounts are amortized into interest income over the term of the investment using the effective interest rate method. The Fund’s intent is to hold investments to maturity. Consequently, a provision is not made for unrealized gains or losses on these securities. U.S. Treasury Bill are categorized in Level 1 of the fair value hierarchy.

Equity Securities (Common Stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Fund's investments in securities and real estate measured at fair value as of December 31, 2022:

	Level 1	Level 2	Level 3	Balance
Investments in Securities
U.S. Common Stock	$ 33,890,124			$ 33,890,124
Money Market Fund	1,828,273			1,828,273
U.S. Treasury Bills	248,779			248,779
	$ 35,967,176	$ -	$ -	$ 35,967,176
Real Estate	$ -	$ -	$ 6,690,000	$ 6,690,000

For the year ended December 31, 2022, there were no realized gain (loss), cost or purchases, proceeds from sales, or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At December 31, 2022, the Fund owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of December 31, 2022, there is no commercially viable timber on the real estate and the Fund has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $6,690,000 in 2022, the value of which was determined by an independent appraisal. There was no change in the value of the real estate from December 31, 2021 to December 31, 2022. The board approved the fair value estimate of the real estate.

Note 5. Trading Risk

In the normal course of business, the Fund enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Fund's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Fund's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Fund's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Fund seeks to control such credit risk by maintaining deposits with only high-quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Catastrophe – Force Majeure Risk

The occurrence of catastrophic events (such as hurricanes, earthquakes, pandemics, such as COVID-19, acts of terrorism and other catastrophes) could adversely affect the values recorded in the Fund's financial statements.

Note 6. Investment Transactions

Purchases of investment securities (common stock and publicly traded partnerships) aggregated $981,847 for the year ended December 31, 2022, and sales and maturities of investment securities (consisting of common stock) aggregated $1,538,216 for the year ended December 31, 2022.

The U.S. federal income tax basis of the Fund's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $7,642,710 and $5,307,427, respectively, as of December 31, 2022.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at December 31, 2022:

Building	$ 170,601
Furniture, fixtures, and equipment	37,494
208,095
Less accumulated depreciation	(208,095)
$ -

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the method over the estimated useful lives of the related assets, which range from 3 to 15 years. Depreciation expense was $2,957 for the year ended December 31, 2022. As of December 31, 2022, all assets are fully depreciated.

Note 8. Lease Obligation

The Fund leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2028. Pursuant to the lease agreement, the Fund paid a lease deposit of $3,528 which will be credited to the last month's rent. The discount rate for the office lease is 1.76% and cash paid for rent in 2022 was $40,162. The right of use asset amounting to $243,349 at December 31, 2022, is included in prepaid expenses and other assets. The lease liability at December 31, 2022 is $244,547, of which the current portion is $37,347 and the non-current portion is $207,200. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2023	41,353
2024	42,543
2025	43,733
2026	44,923
2027	46,113
Thereafter	39,171
$ 257,836
Imputed interest	$ (13,289)
Lease liability	$ 244,547

Rent expense for the year ended December 31, 2022, was $43,994.

Note 9. Net Assets

Upon organization of the Fund, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Fund pursuant to ANCSA. The Fund utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Fund's capital structure is as follows:

•	Common stock:
-	Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 10,213.54 shares
-	Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 1,786.46 shares

Note 10. Dividends and Distributions to Shareholders

On March 11, 2022, a distribution of $17.00 per share was declared. The dividend was paid on March 25, 2022, to shareholders of record on March 14, 2022.

On November 10, 2022, a distribution of $65.00 per share was declared. The dividend was paid on November 18, 2022, to shareholders of record on November 10, 2022.

The tax character of dividends and distributions paid during 2022 and 2021 were as follows:

	2022	2021
Dividends and distributions paid from:
Ordinary income	$ 629,216	$ 538,781
Long-term capital gain	354,784	565,220
	$ 984,000	$ 1,104,001

As of December 31, 2022, and 2021, the components of distributable earnings on a tax basis were as follows:

	2022	2021
Undistributed ordinary income	$ 97,654	$ 151,256
Net unrealized appreciation on:
Investments	2,335,283	6,761,627
Real estate	5,635,911	5,635,911
	$ 8,068,848	$ 12,548,794

Note 11. Coronavirus Relief Fund

The Coronavirus Aid, Relief, and Economic Security Act (CARES) Act reserved $8 billion from the Coronavirus Relief Fund (CRF) for payments to Indian Tribes and funding was held for Alaska Native Corporations (ANC) based on a Supreme Court decision in Yellen v. Confederated Tribes of the Chehalis Reservation. Pursuant to this decision, on behalf of the Kasaan Haida Heritage Foundation (the “KHHF”), the Fund received $100,000. The KHHF is responsible for compliance with the statute, guidance, and reporting requirements. The CRF proceeds must be used to reimburse costs incurred by tribes to respond directly to the COVID-19 pandemic. During the year ended December 31, 2022, the Fund transferred the $100,000 CRF monies to the KHHF for equal distribution among all Class A shareholders. There are four Kavilco directors that also serve on the KHHF board of directors.

Note 12. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 13. Pension Plan

Employees of the Fund are covered by a defined contribution pension plan. The Fund contributes 20% of each participant's compensation to the plan. The Fund's contributions during the year ended December 31, 2022, totaled $49,940.

Note 14. Other Income and Expense

The Fund earned income of $123,720 and $136,440 for the years ended December 31, 2022, and 2021, respectfully, as a result of ANCSA Section 7(i), which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations, which then redistribute under Section 7(j) 50% of such amounts to the village corporations and at large shareholders.

Other income also includes $16,920 of lease and rental income for each of the years ended December 31, 2022 and 2021, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and the Board of Directors

Kavilco Incorporated

Kasaan, Alaska

In planning and performing our audit of the financial statements of Kavilco Incorporated (the Fund) as of and for the year ended December 31, 2022, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), we considered the Fund’s internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-CEN, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles (GAAP). A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Fund’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the PCAOB. However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be a material weakness as defined above as of December 31, 2022.

This report is intended solely for the information and use of management and the Board of Directors of Kavilco Incorporated and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Fortune CPA, Inc

February 28, 2023

ITEM 2. CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2020 and 2019, BDO performed the following professional services.

	2021	2020
Audit fees	$42,569	$22,900
Audit related fees	$0	$0
Tax fees	$2,300	$5,000

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.

RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.

RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.

RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the fourth fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

This item is not applicable to Kavilco Incorporated as we do not lend securities.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
13 (a) (1)	Certification of President

13 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis L. Jones, Sr.
Louis L. Jones, Sr.
President

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: February 28, 2023